                     POWERSHARES EXCHANGE-TRADED FUND TRUST

   SUPPLEMENT DATED JUNE 24, 2006 TO THE PROSPECTUS OF EACH FUND LISTED BELOW:
                      PowerShares Dynamic Market Portfolio
                        PowerShares Dynamic OTC Portfolio
                 PowerShares Dynamic Large Cap Growth Portfolio
                  PowerShares Dynamic Large Cap Value Portfolio
                  PowerShares Dynamic Mid Cap Growth Portfolio
                   PowerShares Dynamic Mid Cap Value Portfolio
                  PowerShares Dynamic Small Cap Value Portfolio
                      PowerShares Zacks Micro Cap Portfolio
         PowerShares High Yield Equity Dividend Achievers(TM) PortfolIO
              PowerShares Dynamic Biotechnology & Genome Portfolio
                  PowerShares Dynamic Pharmaceuticals Portfolio
                  PowerShares Dynamic Semiconductors Portfolio
                  PowerShares Dividend Achievers(TM) Portfolio
           PowerShares International Dividend Achievers(TM) Portfolio
                      PowerShares Zacks Small Cap Portfolio
          PowerShares Dynamic Energy Exploration & Production Portfolio
                     PowerShares Dynamic Insurance Portfolio
                       PowerShares Lux Nanotech Portfolio
                     PowerShares FTSE RAFI US 1000 Portfolio
              PowerShares Golden Dragon Halter USX China Portfolio
                                (each, a "Fund")

At the adjourned Special Meeting of Shareholders held on July 20, 2006 (the "Special Meeting"), the shareholders of each Fund approved a new investment advisory agreement between the PowerShares Exchange-Traded Fund Trust (the "Trust"), on behalf of each Fund, and PowerShares Capital Management LLC, the investment adviser to the Funds. The contractual advisory fee rate payable by the Funds under their current investment advisory agreement with PowerShares Capital Management LLC will not increase, and the terms of the new investment advisory agreement are substantially identical to the terms of the existing investment advisory agreement between the Trust and PowerShares Capital Management LLC. The new investment advisory agreement will be effective upon the consummation of the acquisition of PowerShares Capital Management LLC by AMVESCAP PLC (the "Acquisition") pursuant to the terms of the Purchase Agreement dated as of January 23, 2006 by and among PowerShares Capital Management LLC and certain owners thereof, AMVESCAP PLC and A I M Management Group, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC. The Acquisition, which is subject to the approval of the new investment advisory agreement by shareholders of certain other funds of the Trust, is targeted to occur in the third quarter of 2006.

In addition, at the Special Meeting the shareholders of each Fund voted to change each Fund's investment objective from a fundamental policy to a non-fundamental policy. Accordingly, each Fund's investment objective may now be changed upon 60 days' notice to shareholders. There is no current intention to change any Fund's investment objective.

Also at the Special Meeting, the shareholders of the PowerShares Golden Dragon Halter USX China Portfolio voted to change the Fund's classification from a "diversified" fund to a "non-diversified" fund. This will allow the PowerShares Golden Dragon Halter USX China Portfolio to more precisely track its Underlying Index.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.